POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney in fact, with full power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   April 20, 2000
                                   Date



                                   /s/THOMAS J. WILSON, II
                                   Thomas J. Wilson, II
                                   President, Chief Operating Officer
                                   (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney in fact, with full power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 20, 2000
                                    Date



                                    /s/MICHAEL J. VELOTTA
                                    Michael J. Velotta
                                    Vice President, Secretary,
                                    General Counsel and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) her attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 20, 2000
                                     Date



                                     /s/SARAH R. DONAHUE
                                     Sarah R. Donahue
                                     Assistant Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                  April 20, 2000
                                  Date



                                  /s/JOHN R. HUNTER
                                  John R. Hunter
                                  Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   April 20, 2000
                                   Date



                                   /s/SAMUEL H. PILCH
                                   Samuel H. Pilch
                                   Controller (Principal Accounting
Officer)

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   April 20, 2000
                                   Date



                                   /s/KEVIN R. SLAWIN
                                   Kevin R. Slawin
                                   Vice President and Director
                                   (Principal Financial Officer)

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 20, 2000
                                    Date



                                    /s/TIMOTHY N. VANDER PAS
                                    Timothy N. Vander Pas
                                    Assistant Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                   April 20, 2000
                                   Date



                                   /s/BRENT H. HAMANN
                                   Brent H. Hamann
                                   Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY II



         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney in fact, with power of substitution, and him in any and all capacities, to sign any Registration Statements and amendments thereto for the Registrant, Glenbrook Life and Annuity Company, and to file the same with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney in fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 20, 2000
                                 Date



                                 /s/G. CRAIG WHITEHEAD
                                 G. Craig Whitehead
                                 Assistant Vice President and Director